UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2007

Anadys Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50632	22-3193172
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3115 Merryfield Row, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 530-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

Reference is made to the disclosure set forth in Item 2.05 on the Current Report on Form 8-K filed by the Company on August 1, 2007. The Company has subsequently identified several additional positions that will be eliminated in connection with its strategic restructuring, and has notified the affected employees. This reduction in force is expected to be completed in the second quarter of 2008. The Company estimates that an additional cash charge of $0.4 million in severance costs and $0.1 million in continuation of benefits and outplacement services will be incurred for these affected employees. No material noncash charges are expected as a result of the modification of stock options for these additional affected employees.

Statements in this report that are not strictly historical in nature constitute "forward-looking statements." Such statements include, but are not limited to, references to the Company's estimated charges resulting from the restructuring. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause Anadys' actual results to be materially different from historical results or from any results expressed or implied by such forward-looking statements. Anadys' results may be affected by risks related to its agreements with Novartis and LG Life Sciences, competition from other biotechnology and pharmaceutical companies, its effectiveness at managing its financial resources, its ability to successfully develop and market products, difficulties or delays in its pre-clinical studies or clinical trials, difficulties or delays in manufacturing its clinical trials materials, the scope and validity of patent protection for its products, regulatory developments involving its product candidates and its ability to obtain additional funding to support its operations. Risk factors that may cause actual results to differ are more fully discussed in Anadys' SEC filings, including Anadys' Form 10-K for the year ended December 31, 2006 and Anadys’ Form 10-Q for the quarter ended June 30, 2007. All forward-looking statements are qualified in their entirety by this cautionary statement. Anadys is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anadys Pharmaceuticals, Inc.

August 29, 2007	By:	/s/ James T. Glover

Name: James T. Glover
Title: Senior Vice President, Operations and Chief Financial Officer